Vanguard LifeStrategy Funds

Supplement Dated April 16, 2021, to the Prospectus Dated February 26, 2021, as amended and restated April 16, 2021

Addition of New Underlying Fund

The board of trustees of each Vanguard LifeStrategy Fund approved the addition of Vanguard Total International Bond II Index Fund as an underlying fund for each Vanguard LifeStrategy Fund. The addition of Vanguard Total International Bond II Index Fund is not expected to change the expense ratio for any Vanguard LifeStrategy Fund. Furthermore, the addition of Vanguard Total International Bond

IIIndex Fund will not alter the asset class and sub-asset class exposures, investment methodology, or advisory structure of any Vanguard LifeStrategy Fund.

Vanguard Total International Bond II Index Fund mirrors the investment strategy of Vanguard Total International Bond Index Fund, is subject to substantially similar risks, and seeks to track the same benchmark index as Vanguard Total International Bond Index Fund, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged). Therefore, each risk applicable to Vanguard Total International Bond Index Fund is also applicable to Vanguard Total International Bond II Index Fund.

Vanguard Total International Bond II Index Fund will receive the non-U.S. fixed income allocation of new cash flows into each Vanguard LifeStrategy Fund. Each Vanguard LifeStrategy Fund's existing allocations to non-U.S. bonds will be moved from Vanguard Total International Bond Index Fund to Vanguard Total International Bond II Index Fund over time. During this period, a Vanguard LifeStrategy Fund may be invested in both Vanguard Total International Bond Index Fund and Vanguard Total International Bond II Index Fund to achieve its target allocation to non-U.S. bonds.

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